UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2024

Global Technology Acquisition Corp. I

(Exact name of registrant as specified in charter)

Cayman Islands	001-40948	66-0969672
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

CO Services Cayman Limited

P.O. Box 10008

Willow House, Cricket Square

Grand Cayman, Cayman Islands KY1-1001

(Address of principal executive offices, including zip code)

(917) 338-7786

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GTACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $0.0001 par value	GTAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), has been advised that, on April 10, 2024, Global Technology Acquisition I Sponsor LP (“Sponsor”) entered into a term sheet (the “Term Sheet”) with HCG Opportunity II, LLC (“HCG Opportunity” or “Buyer”) (Sponsor and HCG Opportunity together, the “Parties”), pursuant to which, among other things, HCG Opportunity will acquire 3,500,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or the “Sponsor Shares”) and 7,350,000 private placement warrants (the “Private Placement Warrants”) of the Company from Sponsor, the current directors and officers of the Company will resign, and new directors and officers designated by Buyer will be appointed. The Company is not a party to the Term Sheet.

The Term Sheet provides that the Parties will cooperate and work expeditiously to execute definitive documentation regarding the transfer of Sponsor Shares and Private Placement Warrants and the other matters contemplated by the Term Sheet (the “Definitive Agreement”) on or before April 19, 2024, with the consummation of the transactions contemplated thereby (the “Closing”) to occur on or before April 20, 2024, unless such date is extended by mutual agreement of the Parties. Sponsor has agreed to enter into definitive documentation not materially inconsistent with the Term Sheet, subject to applicable law.

The following is a summary of the material terms of the Term Sheet:

Sale of Sponsor Shares and Private Placement Warrants

Pursuant to the Term Sheet, the Definitive Agreement will provide that, concurrently with the Closing, Sponsor will transfer to Buyer 3,500,000 Sponsor Shares and 7,350,000 Private Placement Warrants. Sponsor will retain (i) up to 3,150,000 Private Placement Warrants, subject to any changes, concessions, amendments, forfeitures, restrictions or other agreements (“Changes”) Buyer determines to make in connection with the Company’s initial business combination (the “Initial Business Combination”) or otherwise (provided that all such Changes affect all holders of Private Placement Warrants, including Sponsor and Buyer, equally on a pro rata basis) and (ii) 1,300,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), without redemption rights and 200,000 Class B Ordinary Shares (together, “Retained Shares”), of which 1,250,000 Retained Shares will be non-dilutable and 250,000 Retained Shares will be subject to any Changes Buyer determines to make in connection with the Initial Business Combination or otherwise (provided that all such Changes affect all holders of dilutable Class B Ordinary Shares and Class A Ordinary Shares without redemption rights, including Sponsor and Buyer, equally on a pro rata basis). For the avoidance of doubt, the Retained Shares include the Class B Ordinary Shares to be held by Robert Perdue, Gabriel Silva, Juan Villalonga and Michael Zeisser, who currently serve as independent directors of the Company, following the Closing. At the closing of the Initial Business Combination, (i) the number of retained Private Placement Warrants held by Sponsor shall be equal to at least 30% of the warrants held by Buyer and Sponsor on an aggregate basis and (ii) the number of Retained Shares shall be equal to at least 30% of the Class A Ordinary Shares and Class B Ordinary Shares held by Buyer (including Retained Shares held by the current independent directors of the Company) and Sponsor on an aggregate basis. The Term Sheet also contemplates that Buyer will cause the combined public company to pay up to $250,000 cash consideration upon closing of the Initial Business Combination at Sponsor’s direction to entities that have fees payable upon a successful Initial Business Combination.

Extension of Initial Business Combination Deadline

After the Closing, Buyer will elect to extend the Company’s investment period from April 25, 2024 to July 25, 2024 by deposit of $0.10 per Class A Ordinary Share with redemption rights then outstanding for such three-month extension, into the Company’s trust account, pursuant to an existing automatic extension option that exists in the Company’s Amended and Restated Memorandum and Articles of Association.

Treatment of Buyer Promissory Notes

To the extent the Company issues any promissory notes to Buyer, (i) if such promissory notes are repaid in cash, Buyer shall be entitled to the entire amount of such cash payment and (ii) if such promissory notes are converted into warrants, ordinary shares or any other securities, then 70% of such securities shall be issued to Buyer and 30% of such securities shall be issued to Seller.

Officers and Directors

Concurrently with the Closing, the current directors of the Company will appoint new officers and directors as follows: (i) Thomas Hennessy – Chairman and Chief Executive Officer, (ii) Nick Geeza - Chief Financial Officer, (iii) Joseph Beck - Independent Director, (iv) Garth Mitchell – Independent Director, (v) Gloria Fu - Independent Director and (vi) one additional independent director (the “Additional Director”) to be determined prior to the Closing (Messrs. Hennessy, Beck and Mitchell, Ms. Fu and the Additional Director, collectively, the “New Directors”). The current officers and non-officer advisors of the Company will resign, effective immediately upon the Closing, and the current directors of the Company will resign immediately following the appointment of the new officers and New Directors.

Biographies for Mr. Geeza and each of the New Directors, excluding the Additional Director, are set forth below.

Thomas D. Hennessy, age 39, has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, real estate and sustainable technologies. Since August 2023, Mr. Hennessy has served as Chief Executive Officer and as a director of Compass Digital Acquisition Corp (Nasdaq: CDAQ), a special purpose acquisition company. Since July 2023, Mr. Hennessy has served as a director of TortoiseEcofin Acquisition Corporation III, a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with One Energy Enterprises Inc., a vertically integrated industrial power solutions company, and the largest installer of on-site, behind-the-meter, megawatt-scale, wind energy in the United States. Since March 2023, Mr. Hennessy has served as Chairman and Chief Executive Officer of two, a special purpose acquisition company, which in March 2024 closed a business combination agreement with LatAm Logistic Properties S.A. (NYSE: LPA), a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. Mr. Hennessy has previously served as a director of Jaguar Global Growth Corporation I, a special purpose acquisition company, which in October 2023 closed a business combination with Captivision Inc. (Nasdaq: CAPT), a leading designer and manufacturer of architectural media display glass. Mr. Hennessy has previously served as a director of 7GC & Co. Holdings, a special purpose company, which in December 2023 closed a business combination with Banzai International, Inc. (Nasdaq: BNZI), a leading marketing technology company that provides data-driven marketing and sales solutions. Previously, Mr. Hennessy served as Chairman, Co-Chief Executive Officer, and President of PropTech Acquisition Corporation which effected a business combination with Porch Group Inc. (Nasdaq: PRCH) in 2020 and subsequently served as an independent director of Porch Group Inc. Mr. Hennessy previously served as a Portfolio Manager of Abu Dhabi Investment Authority (ADIA) and prior to that as an Investment Associate for Sam Zell’s Equity International. Mr. Hennessy started his career in the Investment Bank at Credit Suisse. Mr. Hennessy holds a B.A. degree from Georgetown University and an MBA from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Nick Geeza, age 39, has served as Head of Business Development of Hennessy Capital Growth Strategies, an alternative investment company, since April 2023 and as Chief Financial Officer of two (NYSE: TWOA), a special purpose acquisition company, since May 2023. Mr. Geeza previously served as Enterprise Sales Director for Capital Preferences, Ltd., a wealth technology platform focused on using behavioral economics to reveal client preferences and drive increased assets under management for global enterprise financial institutions, since March 2022. From November 2007 to March 2022, Mr. Geeza served as Senior Vice President in the Derivative Products Group at U.S Bank National Association, where he was responsible for developing and servicing client relationships in the National Corporate Banking Technology, Automotive and Insurance divisions. During his tenure, Mr. Geeza assisted in the development and successful implementation of a dynamic hedging platform, advised on compliance with U.S. GAAP accounting requirements, and negotiated International Swaps and Derivatives Association, Dodd-Frank, and collateral management documentation. Prior to U.S. Bank, Mr. Geeza worked at JP Morgan Chase & Co. in New York. Mr. Geeza graduated Cum Laude with a B.S. from Georgetown University and earned an MBA from the University of Chicago Booth School of Business.

M. Joseph Beck, age 38, has served as a director of two, a special purpose acquisition company since March 2023. Mr. Beck has served as director of Jaguar Global Growth Corporation I, a special purpose acquisition company targeting business operating primarily outside of the United States in the PropTech sector, since February 2021. From December 2020 to December 2023, he has served as a director of 7GC & Co. Holdings Inc. which in December 2023 closed a business combination with Banzai International, Inc. (Nasdaq: BNZI), a leading marketing technology company that provides data-driven marketing and sales solutions. From December 2020 to November 2022, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PropTech Investment Corporation II. From July 2019 to December 2020, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PTAC. Mr. Beck has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC since July 2019. From August 2012 to July 2019, Mr. Beck served as a Senior Investment Manager of ADIA. From July 2008 to August 2012, Mr. Beck served as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Mr. Beck holds a B.A. degree from Yale University. Mr. Beck is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in finance.

Garth Mitchell, age 38, has served as interim Chief Financial Officer at Bowery Farming, and an advisor and consultant to technology companies. Mr. Mitchell was previously the Chief Financial Officer and Treasurer of Latch, Inc. Prior to joining Latch, Mr. Mitchell was a Senior Investment Analyst at Lucus Advisors focused on technology, media and telecom investments, the Director of Strategy and Business Development at Assembled Brands, and a software and internet investment analyst at Millennium Partners. Garth began his career in investment banking at Lazard. Mr. Mitchell holds a Bachelor of Arts in Economics from Morehouse College. Mr. Mitchell is qualified to serve as a director of the Company due to his experience as a public company chief financial officer and expertise in capital markets and public company accounting.

Gloria Fu, age 53, served as a member of the board of directors, chairperson of the audit committee and a member of the compensation committee and the nominating and corporate governance committee of two, a special purpose acquisition company, which in March 2024 closed a business combination agreement with LatAm Logistic Properties S.A. (NYSE: LPA), since April 2023. Ms. Fu also served on the board of directors and as chair of the audit committee for Appreciate Holdings, Inc. (Nasdaq: SFR) from February 2024 until the completion of its sale to GA Technologies in March 2024. Ms. Fu previously served as an independent director and as a member of the audit and compensation committees of PropTech Investment Corporation II, a special purpose acquisition company, from December 2020. PropTech Investment Corporation II completed its business combination with SFR in November 2022. Ms. Fu is the Chair Emeritus for the operating board the International Luxury Hotel Association (ILHA), a leading trade association for luxury hospitality executives. She previously served as the East Coast Chapter chair for the ILHA. Ms. Fu is also on the board of directors and is a member of the audit and development committees for Visions, a New York based non-profit sponsoring programs for the blind. Ms. Fu brings over 20 years of investment management expertise, most recently at JPMorgan Asset Management, Inc., where she served as a Managing Director and portfolio manager from February 2004 to April 2019. Ms. Fu’s broad base of expertise includes strategy, financial analysis, and shareholder-related issues. Ms. Fu is also a subject matter expert in corporate governance issues. Ms. Fu was a founding member of JPMorgan Asset Management’s Proxy Committee for which she provided leadership and guidance on a broad range of topics including proxy contests, Say-on-Pay, and environmental, social and governance matters. From March 2002 to February 2004, Ms. Fu was a Vice President at JPMorgan Securities and a sell-side equity research analyst focused on the gaming and lodging industries. Ms. Fu is a Chartered Financial Analyst and holds a Bachelor of Sciences in Hotel Administration and Masters in Hospitality Administration from Cornell University. Ms. Fu is qualified to serve as a director of the Company due to her investment advisory and real estate expertise, particularly omnichannel retail and lodging.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, (i) all requisite consents being obtained, (ii) the resignation of the current officers, non-officer advisors and directors of the Company and their replacement by the new officers and New Directors described above, (iii) the availability of the Company’s D&O insurance policy, including for full prior acts (at Buyer’s expense), (iv) Mr. Geeza and the New Directors entering into appropriate agreements with the Company, including, without limitation, an insider letter and indemnity agreement, (v) receipt of deferred underwriting fee waivers from each of the underwriters from the Company’s October 2021 initial public offering and (vi) the delivery of necessary documents in order to effect the transfer of securities as required by the Company’s transfer agent. Entry into the Definitive Agreement is conditioned upon the completion of satisfactory due diligence by Buyer.

Termination

The Term Sheet may be terminated by Buyer or Sponsor with one (1) day advance notice.

Miscellaneous

The Definitive Agreement will contain customary representations and warranties by each of the Parties. Upon the Initial Business Combination a D&O insurance policy run-off will be acquired and include full prior acts for all post and present directors and officers of the Company.

The Term Sheet also provides that, among other things, (i) Buyer and Sponsor will each assume liability for all of their respective costs associated with the execution of any transactions contemplated by the Term Sheet and that Buyer will incur all expenses of the Company following the Closing, including in connection with any extension of the deadline for the Company to complete an initial business combination, D&O insurance and any other costs, (ii) the Parties will keep confidential certain information relating to the Term Sheet and certain other information for a period of one year, (iii) the Term Sheet will be governed by and enforced in accordance with the laws of the State of New York and (iv) Sponsor will not enter into or continue discussions with any other potential buyers of Sponsor Shares and/or Private Placement Warrants until April 24, 2024. The Term Sheet also provides that each Party will indemnify the other for losses sustained as a result of the breach of representations, warranties or covenants, and that Sponsor will cause the Company to be free and clear of any and all outstanding liens, expenses, debts and other liabilities, except for certain contingent fees payable upon a successful Initial Business Combination.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the anticipated timing of the Parties entering into a Definitive Agreement with respect to the transactions described herein or the anticipated Closing date thereof or any possible business combination, and related matters, as well as all other statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and subsequent filings by the Company with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2024	Global Technology Acquisition Corp. I

	By:	/s/ Arnau Porto Dolc
	Name:	Arnau Porto Dolc
	Title:	Chief Executive Officer